SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENTS

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

  Filed  by  the  Registrant  [ X ]
  Filed  by a  Party  other  than  the Registrant [   ]

  Check the appropriate box:

     [   ]  Preliminary Proxy Statement

     [   ]  Confidential, For Use of the Commission Only (as Permitted
            by Rule 14a-6(e)(2))

     [ X ]  Definitive Proxy Statement

     [   ]  Definitive Additional Materials

     [   ]  Soliciting Material Under Rule 14a-12


                          UNITED-GUARDIAN, INC.
             -----------------------------------------------
             (Name of Registrant as specified in Its Charter)

 -----------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

            (1) Title of each class of securities to which transaction applies:

            ---------------------------------------------------------------

            (2)  Aggregate number of securities to which transaction applies:

            ---------------------------------------------------------------

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ---------------------------------------------------------------

            (4)   Proposed maximum aggregate value of transaction:

            ---------------------------------------------------------------

            (5)   Total fee paid:

            ---------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)  Amount Previously Paid:

            ---------------------------------------------------------------

            (2)  Form, Schedule or Registration Statement No.:

            ---------------------------------------------------------------

            (3)  Filing Party:

            ---------------------------------------------------------------

            (4)  Date Filed:

            ---------------------------------------------------------------

                              UNITED-GUARDIAN, INC.
           230 Marcus Boulevard - P.O. Box 18050 - Hauppauge, NY 11788

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             -----------------------
                             To Be Held May 19, 2004
                             -----------------------


To the Stockholders of UNITED-GUARDIAN, INC.:

     You are hereby notified that the annual meeting of the stockholders of UNITED-GUARDIAN, INC., a Delaware corporation (the "Company"), will be held at the Sheraton Long Island Hotel, 110 Vanderbilt Motor Parkway, Smithtown, NY 11788 on Wednesday, May 19, 2004 at 10:00 A.M. local time, for the following purposes:

     1.   To elect  nine (9)  directors  to serve  until the next  annual
          meeting  of  the   stockholders   and  until  their  respective
          successors are elected and qualified;

     2. To consider and vote upon the adoption of the 2004 Employee Incentive Stock Option Plan and Non-Statutory Stock Option Plan for the Directors of United-Guardian, Inc., a copy of which is attached to the Proxy Statement;

     3. To ratify the selection by the Company of Eisner LLP, independent certified public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2004; and

     4. To transact such other matters as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on March 31, 2004 are entitled to notice of and to vote at the meeting.

                                        By order of the Board of Directors
                                        Robert S. Rubinger, Secretary

Dated: April 21, 2004



                                RETURN OF PROXIES

          A Proxy and Business Reply Envelope are enclosed for your use if you do not plan to attend the Annual Meeting in person. We urge each stockholder who is unable to attend the Annual Meeting to vote promptly by signing and returning his or her proxy, regardless of the number of shares held.

                              UNITED-GUARDIAN, INC.
           230 Marcus Boulevard - P.O. Box 18050 - Hauppauge, NY 11788
                                 (631) 273-0900


                                 Proxy Statement

     The enclosed proxy is solicited by the Board of Directors of UNITED-GUARDIAN, INC. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 A.M., local time, on Wednesday, May 19, 2004, at the Sheraton Long Island Hotel, 110 Vanderbilt Motor Parkway, Smithtown, NY 11788, and at any adjournments thereof. A proxy granted hereunder is revocable at any time before it is voted by (a) a duly executed proxy bearing a later date, (b) written notice to the Secretary of the Company received by the Company at any time before such proxy is voted at the Annual Meeting, or (c) revocation in person at the Annual Meeting.

     It is anticipated that the mailing of this Proxy Statement and the accompanying Proxy to Stockholders will commence on or about April 21, 2004.

                             SOLICITATION OF PROXIES

     The persons named as proxies are Dr. Alfred R. Globus and Kenneth H.
Globus.

     All shares represented by properly executed, unrevoked proxies received in proper form and in time for use at the Annual Meeting will be voted in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in the favor of the nominees to the Board of Directors listed in this Proxy Statement and in favor of the other proposals set forth in the Notice of Annual Meeting.

     The cost of preparing, assembling and mailing the Notice of Annual Meeting, Proxy Statement, proxy card and other materials enclosed, will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and employees of the Company may solicit proxies by telephone, telegram or personal interview. The Company will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by such persons, and will reimburse such persons for their expenses in forwarding soliciting material.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS
                  --------------------------------------------

Outstanding Shares And Voting Rights
------------------------------------

     Only holders of record of the Company's Common Stock, par value $.10 per share ("Common Stock"), at the close of business on March 31, 2004, will be entitled to notice of and to vote at the Annual Meeting. On March 31, 2004, there were 4,929,539 shares of Common Stock outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters, which vote may be given in person or by proxy. There are no cumulative voting rights.

     The nine (9) nominees for director receiving the greatest number of votes cast by the holders of Common Stock will be elected directors.

     If a quorum is present at the Annual Meeting, Proposal No. 2 to approve and adopt the 2004 Employee Incentive Stock Option Plan and Non-Statutory Stock Option Plan (the "2004 Stock Option Plan") requires a majority of the votes properly cast at the meeting. American Stock Exchange (or AMEX) rules require stockholder approval of the 2004 Stock Option Plan. Also, the stockholders must approve the proposal in order for incentive stock options issuable under the plan to qualify for favorable tax treatment under the Internal Revenue Code. Abstentions with respect to this proposal will count as being present and represented and entitled to vote, and will be included in calculating the number of votes cast. Abstentions will therefore have the effect of a vote "AGAINST" the proposal. Broker non-votes will not be included in calculating the number of vote cast on this proposal.

     The affirmative vote of the holders of a majority of shares of Common Stock eligible to vote at the Annual Meeting is necessary for the approval of the proposal to ratify the selection by the Company of Eisner LLP to audit the financial statements of the Company for the fiscal year ending December 31, 2004.

     Under Delaware law, shares as to which a stockholder abstains or withholds authority to vote and shares as to which a broker indicates that it does not have discretionary authority to vote ("broker non-votes") will be treated as present at the Annual Meeting for the purposes of determining a quorum. Proxies marked "Withhold Authority" with respect to the election of one or more directors will not be counted in determining who are the nine persons who received the greatest number of votes in the election of directors. Proxies marked "Abstain" with respect to the ratification of the selection of Eisner LLP to audit the financial statements of the Company for the fiscal year ending December 31, 2004, will have the effect of a vote against ratification.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED. PROXIES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES NAMED IF NO DIRECTION IS GIVEN IN THE PROXIES.

Principal Stockholders
----------------------

     The following table sets forth the shares of the Company's Common Stock owned beneficially by each person who, as of March 5, 2004, owned of record or is known to have owned beneficially more than 5% of the outstanding Common Stock.

Name and Address

of Beneficial Owner        Amount Beneficially Owned    Percentage of Class
-------------------        -------------------------    -------------------

Dr. Alfred R. Globus           1,383,826 (1)                   28.0%
26-53 210th Street
Bayside, NY 11360

Kenneth H. Globus                697,053 (2)                   14.1%
19 McCulloch Dr.
Dix Hills, NY 11746

Irwin Uran                       556,339                       11.3%
9903 Santa Monica Blvd., #843
Beverly Hills, CA 90212

(1) Includes 14,966 shares owned by the Foundation for Science and Theology Inc. of which Dr. Globus is President and Director.

(2) Includes currently exercisable options to purchase 4,000 shares of Common Stock.

Security Ownership Of Management
--------------------------------

The following information is furnished with respect to ownership of shares of Common Stock as of March 5, 2004, by each Director and by all Directors and Officers of the Company as a group (12 persons). Ownership of shares by the persons named below includes sole voting and investment power held by such persons.

               Name                  Number of Shares       Percent of Class
         --------------------        ----------------       ----------------
         Dr. Alfred R. Globus         1,383,826 (1)               28.0%
         Henry P. Globus                  4,940 (2)                 *
         Benjamin Wm. Mehlman             1,587                     *
         Charles W. Castanza              6,705                     *
         Robert S. Rubinger               6,037 (2)                 *
         Kenneth H. Globus              697,053 (2)               14.1%
         Lawrence F. Maietta              4,000 (2)                 *
         Arthur M. Dresner                9,000 (2)                 *
         Andrew A. Boccone                    0                     *

         All officers and directors
         as a group (12 persons)      2,123,094 (1)(2)            42.9%

* Less than one percent (1%)

     (1) Includes 14,966 shares owned by the Foundation for Science and Theology Inc. of which Dr. Globus is President and Director.

     (2) Includes currently exercisable options to purchase the number of shares of Common Stock set forth after each person's name and all Officers and Directors as a group: Robert S. Rubinger - 1,000; Kenneth
          H. Globus - 4,000; Henry P. Globus - 4,000; Arthur M. Dresner - 4,000; Lawrence F. Maietta - 4,000 and all Officers and Directors as a group
          - 19,600.

                        DIRECTORS AND EXECUTIVE OFFICERS
                        --------------------------------

Nominees For Election As Directors
----------------------------------

     Nine directors are to be elected to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. Set forth in the table below are the names of all nominees designated by management for election as directors, the principal occupation or employment of each nominee for the past five years, his present positions with the Company and the year he was first elected a director.

                                                                      Year First
Name and Position                Principal Occupation During          Elected a
with the Company           Age         the Past Five Years             Director
---------------            ---   ---------------------------          ----------

Dr. Alfred R. Globus       83       From July 1988 to date,                1942
C.E.O. and Director                 Chairman of the Board
                                    and C.E.O. of the Company.
                                    For more than 5  years prior
                                    thereto, Chairman of the Board
                                    and President. From February 1982
                                    to November 1997 Chief Financial
                                    Officer of the Company.

Henry P. Globus            81       From July 1988 to date,                1947
Director                            business consultant. For more
                                    than  five  years  prior
                                    thereto, Executive Vice President
                                    of the Company.

Benjamin Wm. Mehlman       93       Retired since June 1997.               1964
Director                            Counsel to the New York
                                    law firm of Wilfred T. Friedman
                                    P.C., and its predecessor, Friedman
                                    and Shaftan, P.C. for more than
                                    five years prior thereto.

Charles W. Castanza        71       From March 2000 to date, Senior        1982
Senior Vice President               Vice President of the Company.
                                    From April and Director 1986 to
                                    March 2000, Vice President of the
                                    Company. For more than five years
                                    prior thereto,  Operations  Manager
                                    of Chemicals & Pharmaceuticals for
                                    the Company.

Robert S. Rubinger         61       From July 1988 to date, Executive      1982
Executive Vice President,           Vice President and Secretary. For
Secretary, Treasurer and            more than five years prior thereto,
Director                            Vice President and Secretary of the
                                    Company. Treasurer of the Company
                                    since May 1994.

Kenneth H. Globus          52       From July 1988 to date, President      1984
President, Chief                    and General Counsel of the Company.
Financial Officer                   For more  than 5 years  prior
and Director                        thereto,  Vice  President and
                                    General    Counsel   of   the
                                    Company. Chief Financial Officer
                                    since November 1997.

Lawrence F. Maietta        46       Partner in the accounting firm of      1994
Director                            Bonamassa, Maietta & Cartelli, LLP,
                                    (formerly   Bonamasssa  &  Maietta,
                                    CPA's) Brooklyn,  NY, since October
                                    1991.  For more than 5 years prior
                                    thereto,  partner in the accounting
                                    firm  of  Wilfred  Wyler  &  Co.
                                    Controller  of the Company from
                                    October 1991 to November 1997.

Arthur M. Dresner          62       Partner in the law firm of Reed        1997
Director                            Smith LLP, New York, NY (formerly
                                    McAuley Nissen  Goldberg & Hand)
                                    since  January 2003 and  engaged
                                    as "Of  Counsel"  to that firm
                                    from June 1998 to January 2003.
                                    Attorney in private  practice and
                                    independent  business consultant
                                    since January 1997. For more than
                                    5 years prior  thereto,  a Vice
                                    President in corporate development
                                    and general management of
                                    International  Specialty  Products
                                    Inc., in Wayne, N.J.

Andrew A. Boccone          58       Independent business consultant.       2002
Director                            From 1990 until his retirement
                                    in 2001, President of Kline &
                                    Company,  Little Falls, NJ. During
                                    his 27 years with Kline & Company
                                    he developed growth  strategies
                                    and provided business solutions
                                    for the senior management of the
                                    firm's  multinational  chemical  and
                                    advanced materials clients.

     Dr. Alfred R. Globus and Henry P. Globus are brothers. Kenneth H. Globus is the son of Henry P. Globus and the nephew of Dr. Alfred R. Globus. There are no other family relationships between any Director or Officer of the Company.

Executive Officers and Significant Employees

Dr. Alfred R. Globus       83       From July 1988 to date, Chairman of the
C. E. O. and Director               Board and C.E.O. of the Company. For more
                                    than 5 years prior thereto, Chairman of the Board and President. From February 1982 to
                                    November 1997, Chief Financial Officer of the Company.

Kenneth H. Globus          52       From July 1988 to date, President and
President, Chief                    General Counsel of the Company. For more
Financial Officer                   than 5 years prior thereto, Vice President
and Director                        and General Counsel of the Company. Chief
                                    Financial Officer since November 1997.

Robert S. Rubinger         61       From July 1988 to date, Executive Vice
Executive Vice                      President and Secretary of the Company. For
President, Secretary,               more than 5 years prior thereto, Vice
Treasurer and Director              President and Secretary. Treasurer of the
                                    Company since May 1994.

Charles W. Castanza        71       From March 2000 to date, Senior Vice
                                    President of the Company. From April 1986 to
                                    March 2000, Vice President of the Company.
                                    For more than 5 years prior thereto,
                                    Operations Manager of Chemicals &
                                    Pharmaceuticals for the Company.

Derek Hampson              64       From October 1987 to date, Vice President of
                                    the Company. Since 1971 Manager of the
                                    Company's Eastern Chemical Corp. subsidiary.

Joseph J. Vernice          45       From February 1995 to date, Vice President
                                    of the Company. From November 1991 until
                                    February 1995, Assistant Vice President of the Company. Since 1988 Manager of Research
                                    & Development and since 1991 Director of
                                    Technical Services of the Company.

Peter A. Hiltunen          45       From July 2002 to date, Vice President of
                                    the Company. From November 1991 until July
                                    2002, Assistant Vice President of the
                                    Company. Since 1982 Production Manager for the Company.

Cecile M. Brophy           55       From November 1997 to date, Controller of
                                    the Company. From May 1994 until November
                                    1997, Accounting Manager for the Company.

Section 16(a) Beneficial Ownership Reporting Compliance
------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Company's officers, directors and persons who own more than 10% of a class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based on
(i) a review of copies of Forms 3, 4, and 5 and any amendments thereto furnished to the Company and (ii) statements signed by each responsible person regarding his or her obligation to file Forms 3, 4, and 5 during the fiscal year ended December 31, 2003, the Company believes that all persons subject to the reporting requirements pursuant to Section 1 6(a) filed the required reports on a timely basis.

Meetings And Compensation
-------------------------

     During the fiscal year ended December 31, 2003, the Board of Directors held four meetings. Messrs. Benjamin Wm. Mehlman, Henry P. Globus, and Arthur Dresner were each absent for one meeting. All other Directors attended all four meetings. The Company does not have a policy with regard to directors' attendance at annual meetings. In 2003 only Mr. Dresner was absent at the annual meeting.

     The Board of Directors has an Audit Committee to meet and review with the Company's independent auditors the plan, scope and results of its audits. Members of the Audit Committee are Messrs. Benjamin Wm. Mehlman, Arthur M. Dresner, and Andrew A. Boccone. All of the Audit Committee members are independent as that term is defined in Section 121(A) of the listing standards of the American Stock Exchange. Under newly adopted rules of the American Stock Exchange ("AMEX"), the Board of Directors is required to make certain findings about the independence and qualifications of the members of the Audit Committee of the Board. In addition to assessing the independence of the members under AMEX rules, the Board also considered the requirements of Section 10A(m)(3) and Rule 10A-3 under the Securities Exchange Act of 1934. As a result of its review, the Board determined that all of the members of the Audit Committee are independent.

     The Audit Committee does not have a financial expert because it did have one when the new requirement became effective, and the Board of Directors determined that the small size of the Company does not justify recruiting one. Instead Mr. Lawrence F. Maietta, a Certified Public Accountant and former member of the audit committee, now acts as an advisor to the audit committee. Mr. Maietta is not independent, as that term is defined by the listing standards of the American Stock Exchange.

     There were four meetings in the fiscal year ended December 31, 2003. Committee members receive a fee of $1,000.00 for the Annual Committee Meeting and $500 for each quarterly meeting. Mr. Lawrence F. Maietta receives $1,000 for the Annual Committee Meeting. The Committee Chairman, Mr. Arthur M. Dresner, receives an additional $500.00 for each meeting and the member who records the minutes of each meeting receives an additional $100.00.

     The Board of Directors had a Stock Option Committee which met periodically to grant options under the 1993 Employee Incentive Stock Option Plan and the Non-Statutory Stock Option Plan For Directors, both of which have now expired. The committee consisted of two directors. No fee was paid to such committee members. There were no Stock Option Committee meetings during the fiscal year ended December 31, 2003.

     The Board of Directors formed a Compensation Committee in 1999 for the purpose of recommending to the Board the compensation for corporate officers for the ensuing year. Members of the Compensation Committee are Messrs. Lawrence F. Maietta, Arthur Dresner, and Andrew A. Boccone. Kenneth H. Globus acts as advisor to the Committee representing management. The Committee held one meeting in 2003. Committee members receive a fee of $1,000.00 for attending each meeting.

     The Board does not have a Nominating Committee. The full Board of Directors fulfills the role of a nominating committee. Final selections are made by a majority of the independent directors. It is the position of the Board that it is appropriate for the Company not to have a separate nominating committee because the size, composition and collective independence of the Board enables it to adequately fulfill the functions of a standing committee. The Board will be studying the nominating process in light of the new disclosure requirements and expects to reach a conclusion on this issue soon. The American Stock Exchange does not require the Company to have a separate nominating committee but does require that board nominees be selected by either a nominating committee comprised solely of independent directors or by a majority of the of the independent directors. Within the meaning of the listing standards of the American Stock Exchange three directors are considered independent. They are Messrs. Benjamin W. Mehlman, Arthur M. Dresner, and Andrew A. Boccone.

Compensation of Directors
-------------------------

     Non-officer directors receive a fee of $1,500.00 for each meeting attended. All other directors receive $1,000.00 for each meeting.

Audit Committee Report
----------------------

     The Audit Committee of the Board of Directors is comprised of three directors: Benjamin Wm. Mehlman, Arthur Dresner, and Andrew A. Boccone. All of the Audit Committee members are independent as that term is defined in Section 121(A) of the listing standards of the American Stock Exchange.

     The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company's consolidated financial reports, its internal financial and accounting controls, and its auditing, accounting and financial reporting processes generally. In June 2000, the Board of Directors approved and adopted a written Audit Committee Charter.

     In discharging its oversight responsibilities regarding the audit process, the Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2003, with Company management and Eisner LLP ("Eisner"), the independent auditors. The Audit Committee received the written disclosures and the letter from Eisner required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with Eisner any relationships which might impair that firm's independence from management and the Company and satisfied itself as to the auditors' independence. The Audit Committee reviewed and discussed with Eisner all communications required by generally accepted auditing standards, including Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended.

     Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

/s/ Benjamin Wm. Mehlman
/s/ Arthur Dresner
/s/ Andrew A. Boccone

     The foregoing Audit Committee Report shall not be deemed "filed" with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934.

Principal Accountant Fees and Services
--------------------------------------

Audit Fees

     The aggregate fees billed by Eisner LLP for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB for FY-2003 were approximately $49,000, including out of pocket expenses. In November, 2002 the Company changed its principal accounting firm to Eisner LLP from Grant Thornton. The aggregate fees billed by Grant Thornton for the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB for FY-2002 were estimated to be approximately $12,000. (The actual fee paid to Grant Thornton in 2002 was an annual fee; as a result, the Company has used Eisner LLP's fee to estimate the amount of Grant Thornton's fee that would have related to the three quarterly reports). The aggregate fees billed by Eisner LLP for the audit of the Company's annual financial statements for FY-2002 were approximately $35,417.

Audit-Related Fees

     There were no other fees billed by Eisner LLP or Grant Thornton during the last two fiscal years that were reasonably related to the performance of the audit or review of the Company's financial statements and not reported under "Audit Fees" above.

Tax Fees

     There were no other fees billed by Eisner LLP or Grant Thornton during the last two fiscal years that related to tax preparation or compliance that were not reported under "Audit Fees" above.

All Other Fees

     There were no other fees billed by Eisner LLP or Grant Thornton during the last two fiscal years for other products and services provided by Eisner LLP or Grant Thornton.

Pre-Approval Policies for Audit Services

     The Audit Committee recommends to Company management a number of public accounting firms who are to be considered for audit and non-audit services. Company management meets with the recommended firms and after receiving proposals from these firms presents this information to the Audit Committee for final review and selection by the Committee.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table
--------------------------

     The following table sets forth for the three years ended December 31, 2003 certain information concerning the compensation paid or accrued to the Chief Executive Officer of the Company and the other executive officers of the Company whose total salary and bonus for the fiscal year ended December 31, 2003 exceeded $100,000.

                             Annual Compensation                      Long-Term Compensation
                      ---------------------------------    -------------------------------------------
                                                                 Awards                  Payouts
                                                           --------------------    -------------------

       (a)            (b)       (c)         (d)     (e)      (f)          (g)        (h)       (i)
                                                   Other               Securities              All
Name and                                          Annual   Restricted  Underlying             Other
Principal                                         Compen-    Stock      Options     LTIP      Compen-
Position              Year*   Salary       Bonus  sation    Award(s)    /SARs       Payouts   sation
                                ($)         ($)    ($)       ($)         (#)         ($)       ($)
Alfred R. Globus,     2001    $100,889     5,000   -- 1      --          --          --        --
Chief Executive       2002    $165,957     4,000   -- 1      --          --          --        --
Officer               2003    $152,845     3,500   -- 1      --          --          --        --

Kenneth H. Globus,    2001    $188,877    37,500   -- 1      --          --          --        $3,400 2
President             2002    $191,416    32,000   -- 1      --          --          --        $3,828 2
                      2003    $197,550    28,000   -- 1      --          --          --        $4,511 2

Robert S. Rubinger,   2001    $122,051     9,500   -- 1      --          --          --        $2,631 2
Executive Vice        2002    $123,467     8,500   -- 1      --          --          --        $2,639 2
President             2003    $127,136     7,500   -- 1      --          --          --        $2,693 2

Charles W. Castanza   2001    $101,698     8,000   -- 1      --          --          --        $2,198 2
Senior Vice President 2001    $105,934     7,200   -- 1      --          --          --        $2,263 2
                      2003    $108,434     6,500   -- 1      --          --          --        $2,299 2

Joseph J. Vernice     2001    $100,260    11,000   -- 1      --          --          --        $2,225 2
Vice President        2002    $101,120    10,000   -- 1      --          --          --        $2,222 2
                      2003    $103,736     9,000   -- 1      --          --          --        $2,255 2

* Year ended on December 31 of such year.

     1    The amount of personal benefits received by Alfred R. Globus,  Kenneth
          H. Globus, Robert S. Rubinger, Charles W. Castanza and Joseph J. Vernice for these periods did not exceed reporting thresholds.

     2 Under its 401(k) Plan for all of its employees, the Company makes a contribution of up to 2% of each employee's weekly pay for an employee's elective deferral of 4% of weekly pay. This amount represents the Company's contribution for each year.

Equity Compensation Plan Information
------------------------------------

                                    Number of securities      Weighted-average        Number of securities remaining
                                      to be issued upon         exercise price         available for future issuance
                                         exercise of            of outstanding        under equity compensation plans
                                     outstanding options,      options, warrants      (excluding securities reflected
                                    warrants, and rights         and rights                  in column (a))
Plan category                                (a)                     (b)                            (c)
-------------                        --------------------       -----------------       -------------------------------
Equity compensation plans approved
  by security holders                        9,900                   $3.43                           0

Equity compensation plans not                 ---                     ---                           ---
  approved by security holders

Total                                        9,900                   $3.43                           0

Stock Options
-------------

     During the fiscal year ended December 31, 2003 the Company did not grant options to purchase Common Stock under the now expired 1993 Employee Incentive Stock Option Plan or Non-Statutory Stock Option Plan for Directors.

     The following table sets forth certain information with respect to Options to purchase Common Stock held on December 31, 2003 by the persons in the Summary Compensation table above.

                                                           Number of Securities        Value of Unexercised
                                                          Underlying Unexercised     in-the-Money Options/SARs
                         Shares Acquired     Value       Options/SARs atFY-End (#)          at FY-End ($)
Name                     on exercise (#)  Realized ($)   Exercisable/Unexercisable   Exercisable/Unexercisable
----                     ---------------  ------------   -------------------------   -------------------------
Alfred R. Globus               -               -                     0/0                        0/0

Kenneth H. Globus            5,000          20,450               4,000/0                    31,600/0

Robert S. Rubinger           3,000          13,240               1,000/0                     7,900/0

Charles W. Castanza          6,000          30,190                   0/0                         0/0

Joseph J. Vernice            1,600           6,233                   0/0                         0/0


Approval of Stock Option Plan
-----------------------------

     Since the Company's previous stock option plans expired on May 24, 2003, the Board of Directors of the Company, at its meeting on March 23, 2004, approved and adopted a new stock option plan (the "Plan"), subject to the approval of the Company's stockholders. The Plan provides for the granting of two types of stock options ("Options") to acquire common stock of the Company ("Stock"): (a) options that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options"); and (b) options that do not qualify under Section 422 of the Code ("Non-Qualified Stock Options"). It will be administered by a committee of two or more Directors selected by the Board of Directors, which shall determine when and to whom Options shall be granted, whether an Option is an Incentive Stock Option or a Non-Qualified Stock Option, the number of shares of Stock, the exercise price, and the duration of each Option.

     Incentive Stock Options may be granted to any employees of the Company ("Employees"). Non-Qualified Stock Options may be granted to Employees and to such other persons, including directors, officers and consultants of the Company who are not Employees. A grantee of Options under this Plan is referred to as an "Optionee". Currently, approximately 43 officers and employees of the Company (including all of our named executive officers), and each of our five non-employee directors, are considered eligible under the Plan at the present time.

     The stock option committee is authorized to grant Options to acquire up to a total of up to 500,000 shares of Stock. In the event that any outstanding Option expires or is terminated for any reason, the Stock allocable to the unexercised portion of such Option may again be subject to an Option; however, any cancelled Options will be counted against the maximum number of shares with respect to which Options may be granted to any particular person.

     Each  Option  granted  under  this  Plan  shall be  evidenced  by a written agreement that specifies the number of shares of Stock to which it pertains, whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option, the date of the grant, the exercise price (which shall not be less than the fair market value of the stock on the date of the grant (or not less than 110% of the fair market value at the date of grant in the case of greater-than-ten percent (>10%) shareholders ("Ten Percent Holders").

     No person shall be granted options to purchase more than 50,000 shares of Stock, and the aggregate fair market value of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year granted under this Plan and all other Incentive Stock Option plans of the Company shall not exceed $100,000.

     Options shall be exercisable after one (1) year from the date of grant and shall expire ten (10) years from the grant date, with the exception of Incentive Stock Options granted to Ten Percent Holders, which shall expire five (5) years from the grant date. In addition, in the case of Employees, Options shall also terminate (a) on the date an Optionee's employment with the Company is terminated for cause; (b)the expiration of 30 days from the date of an Optionee's employment is terminated for reasons other than cause; (c) the expiration of one year from termination of an Optionee's employment by reason of death; or (d) the expiration of six months from termination of an Optionee's employment by reason of disability . In the case of Directors, Options will also terminate (a) on the date of an Optionee is removed as a director for cause; (b) the expiration of one year from the Optionee's date of the death; (c) six (6) months from cessation of the Optionee's service as a director of the Company by reason of disability; and (d) 30 days from the date the Optionee ceases to serve as a director for reasons other than cause (unless the Optionee continues to be engaged by the Company as an Employee, officer or consultant).

     If less than all of the shares included in any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. Options or portions thereof may be exercised by giving written notice to the Company, which shall be accompanied by (a) full payment in the form of cash, certified or cashier's check; or (b) irrevocable instructions to a broker to promptly sell a sufficient portion of the Stock and deliver directly to the Company the amount of sale proceeds necessary to pay the exercise price ("cashless exercise");

     Unless sooner terminated by the Board of Directors, the Plan shall terminate on the tenth anniversary of the effective date.

     A copy of the proposed Plan as approved and adopted by the Board of Directors is attached as Exhibit "A" to this Proxy Statement.

     If a quorum is present at the Annual Meeting, Proposal No. 2 to approve and adopt the Plan requires a majority of the votes properly cast at the meeting. American Stock Exchange (or AMEX) rules require stockholder approval of the Plan. Also, stockholders must approve the proposal in order for incentive stock options issuable under the plan to qualify for favorable tax treatment under the Internal Revenue Code. Abstentions with respect to this proposal will count as being present and represented and entitled to vote, and will be included in calculating the number of votes cast. Abstentions will therefore have the effect of a vote "AGAINST" the proposal. Broker non-votes will not be included in calculating the number of votes cast on this proposal.

     All members of our Board of Directors are eligible for non-qualified stock option awards under the Plan and thus have a personal interest in the approval of the Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE 2004 EMPLOYEE INCENTIVE STOCK OPTION PLAN AND NON-STATUTORY STOCK OPTION PLAN AS DESCRIBED ABOVE AND SET FORTH IN EXHIBIT "A" HERETO. PROXIES WILL BE VOTED "FOR" APPROVAL OF THE 2004 EMPLOYEE INCENTIVE STOCK OPTION PLAN AND NON-STATUTORY STOCK OPTION PLAN IF NO DIRECTION IS GIVEN IN THE PROXIES.

                             APPOINTMENT OF AUDITORS
                             -----------------------

     The firm of Eisner LLP, independent certified public accountants, of New York, N. Y., has been selected by the Board of Directors to be the independent auditors of the Company for the fiscal year ending December 31, 2004. The selection of such firm is subject to ratification by the stockholders at the Annual Meeting. Management believes that the firm is well qualified and recommends a vote in favor of the ratification.

     Representatives of Eisner LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF EISNER LLP TO SERVE AS OUR INDEPENDENT ACCOUNTANTS. PROXIES WILL BE VOTED "FOR" THE RATIFICATION OF THE APPOINTMENT OF EISNER LLP IF NO DIRECTION IS GIVEN IN THE PROXIES.

                          ANNUAL REPORT TO STOCKHOLDERS
                          -----------------------------

     The Annual Report to Stockholders for the fiscal year ended December 31, 2003 accompanies this Proxy Statement.

                              STOCKHOLDER PROPOSALS
                              ---------------------

     Proposals of stockholders for possible consideration at the 2005 Annual Meeting (expected to be held in May 2005) must be received by the Secretary of the Company not later than December 15, 2004 to be considered for inclusion in the proxy statement for that meeting if appropriate for consideration under applicable securities laws. The proxy for the 2005 Annual Meeting may confer discretionary authority to the proxy holders for that meeting with respect to voting on any stockholder proposal received by the Secretary of the Company after March 1, 2005. Stockholders who wish to make a proposal at the 2005 Annual Meeting-other than one that will be included in the Company's proxy materials-must notify the Company no earlier than November 15, 2004 and no later than December 15, 2004. If a stockholder who wishes to present a proposal fails to notify the Company by December 15, 2004, the stockholder would not be entitled to present the proposal at the meeting. If, however, notwithstanding the foregoing procedure, the proposal is brought before the meeting, then under the Securities and Exchange Commission's proxy rules the proxies solicited by management with respect to the 2005 Annual Meeting will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected by management to vote proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the Securities and Exchange Commission's proxy rules.

Stockholder Communications with the Board
-----------------------------------------

     The   Company   does   not  have  a  procedure  for  stockholders  to  send
communications to Directors. It is in the process of developing one and will post it on its website.

                                 OTHER BUSINESS
                                 --------------

     Management of the Company knows of no business other than that referred to in the foregoing Notice of Annual Meeting and Proxy Statement that may come before the Annual Meeting.

                                       By order of the Board of Directors
                                       Robert S. Rubinger, Secretary

Dated:  April 21, 2004



                          UNITED-GUARDIAN, INC.

        THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, INCLUDING FINANCIAL STATEMENTS AND

        FINANCIAL STATEMENT SCHEDULES, BUT EXCLUDING EXHIBITS, TO EACH STOCKHOLDER WHO REQUESTS THE 10-KSB IN WRITING ADDRESSED TO ROBERT S. RUBINGER, CORPORATE SECRETARY, UNITED-GUARDIAN, INC., P.O. BOX 18050, HAUPPAUGE, NEW YORK 11788.

                          UNITED-GUARDIAN, INC.
         230 Marcus Blvd. - P. 0. Box 18050 - Hauppauge, NY 11788

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Dr. Alfred R. Globus and Kenneth H. Globus, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of United-Guardian, Inc. held of record by the undersigned on March 31, 2004 at the annual meeting of stockholders to be held on Wednesday, May 19, 2004, 10:00 a.m. local time at the Sheraton Long Island Hotel, 110 Vanderbilt Motor Parkway, Smithtown, N.Y. 11788, or any adjournment thereof.

1.    ELECTION OF DIRECTORS.
                                 _                                       _
  FOR all nominees listed below |_|      WITHHOLD AUTHORITY to vote for |_|
      (except as marked to the               all nominees listed below
      contrary below)

           (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
             NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

     Dr. Alfred R. Globus   Charles W. Castanza    Arthur M. Dresner
     Henry P. Globus        Robert S. Rubinger     Lawrence F. Maietta
     Benjamin Wm. Mehlman   Kenneth H. Globus      Andrew A. Boccone

2. PROPOSAL TO APPROVE THE ADOPTION OF THE 2004 EMPLOYEE INCENTIVE STOCK OPTION PLAN AND THE NON-STATUTORY STOCK OPTION PLAN FOR THE DIRECTORS OF UNITED-GUARDIAN, INC.
                         _                  _                 _
                    FOR [_]        AGAINST [_]       ABSTAIN [_]

3. PROPOSAL TO APPROVE THE APPOINTMENT OF EISNER LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

                         _                  _                 _
                    FOR |_|        AGAINST |_|       ABSTAIN |_|


      In their discretion, the proxies are authorized to vote upon matters incident to the conduct of the meeting and upon such other business (which the Board of Directors did not know, prior to making this solicitation, would come before the meeting) as may properly come before the meeting or any adjournment thereof.

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

                                    DATED:___________________________ 2004


                                    --------------------------------------
                                                  Signature

                                    --------------------------------------
                                                  Signature

                                    Please sign exactly as name appears  hereon.
                                    When shares are held by joint tenants,  both
                                    should  sign.   When  signing  as  attorney,
                                    executor,    administrator,    trustee    or
                                    guardian,  please  give  full  title.  If  a
                                    corporation,  please sign in full  corporate
                                    name  by  president   or  other   authorized
                                    officer. If a partnership please sign in partnership name by authorized person.

     Please mark, sign, date and return the proxy card promptly, using the enclosed envelope.

EXHIBIT "A"
-----------
                              UNITED-GUARDIAN, INC.
                             2004 STOCK OPTION PLAN

1.  PURPOSE

United-Guardian, Inc., a Delaware corporation (the "Company"), has adopted this 2004 Stock Option Plan (the "Plan"), effective as of March 23, 2004 ("Effective Date"), to (a) provide additional incentive for Employees to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock, and (b) enable the Company to obtain and retain the services of Employees, members of its Board of Directors ("Director"), and consultants considered essential to the long range success of the Company.

The Plan provides for the granting of two types of stock options ("Options") to acquire common stock of the Company ("Stock"):

     a. Options that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), which will be referred to in this Plan as "Incentive Stock Options"; and

     b. Options that do not qualify under Section 422 of the Code, which will be referred to in this Plan as "Non-Qualified Stock Options".

This Plan shall at all times be subject to all legal requirements relating to the administration of stock option plans, if any, under applicable corporate laws, applicable United States federal and state securities laws, the Code, the rules of any applicable stock exchange or stock quotation system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein (collectively, the "Applicable Laws").

2. ADMINISTRATION

     a. This Plan shall be administered by a committee of two (2) or more Directors ("Committee") selected by the Board of Directors ("Board"). The Board will have the right to replace at any time a Committee member, or fill any vacancy. Any dispute among the two Committee members will be resolved by a majority of disinterested directors.

     b. If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board shall consider in selecting the Committee, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code, and (b) "Non-Employee Directors" as contemplated by Rule 16b-3 under the Exchange Act.

     c. The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Option). The members of any such Committee shall serve at the pleasure of the Board. All decisions and actions of the Committee shall be taken unanimously by both members. Any action may be taken by a written instrument signed by both members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting. Subject to the provisions of this Plan and any Applicable Laws, and with a view to effecting its purpose, the Committee shall have sole authority, in its absolute discretion, to:

        i.  construe and interpret  this Plan;

        ii. define the terms used in the Plan;

        iii. amend and rescind the rules and regulations relating to this Plan;

        iv.   correct  any  defect,   supply  any  omission  or  reconcile   any
inconsistency in this Plan;

        v. grant both Incentive Stock Options and Non-Qualified Stock Options under this Plan;

        vi. determine the individuals to whom Options shall be granted under this Plan and whether an Option is an Incentive Stock Option or a Non-Qualified Stock Option;

        vii. determine the time or times at which Incentive Stock Options and Non-Qualified Stock Options shall be granted under this Plan;

        viii. determine the amount of Stock subject to each Incentive Stock Option or Non-Qualified Stock Option, the exercise price of each Incentive Stock Option or Non-Qualified Stock Option, and the duration of each Incentive Stock Option or Non-Qualified Stock Option;

        ix. determine all other terms and conditions of the Incentive Stock Options and Non-Qualified Stock Options;

        x. make all other determinations and interpretations necessary and advisable for the administration of the Plan.

All decisions, determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries

3. ELIGIBILITY

     a. Incentive Stock Options may be granted to any individual who, at the time the Incentive Stock Option is granted, is an employee of the Company ("Employees").

     b. Non-Qualified Stock Options may be granted to Employees and to such other persons, including directors, officers and consultants of the Company who are not Employees as the Committee shall select, subject to any Applicable Laws.

     c. Options may be granted in substitution for outstanding Options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other corporation and the Company or any subsidiary of the Company. Options also may be granted in exchange for outstanding Options.

     d. Any person to whom an Option is granted under this Plan is referred to as an "Optionee". Any person who is the owner of an Option is referred to as a "Holder".

4. STOCK

The Committee is authorized to grant Options to acquire up to a total of up to 200,000 shares of Stock. The amount of Stock with respect to which Options may be granted hereunder is subject to adjustment as set forth in Section 5(k) hereof. In the event that any outstanding Option expires or is terminated for any reason, the Stock allocable to the unexercised portion of such Option may again be subject to an Option granted to the same Optionee or to a different person eligible under Section 3 of this Plan; provided however, that any cancelled Options will be counted against the maximum number of shares with respect to which Options may be granted to any particular person as set forth in
Section 5 hereof.

5. TERMS AND CONDITIONS OF OPTIONS

Each Option granted under this Plan shall be evidenced by a written agreement approved by the Committee ("Option Agreement"). Option Agreements may contain such provisions, not inconsistent with this Plan or any Applicable Laws, as the Committee in its discretion may deem advisable. All Options also shall comply with the following requirements:

     a. Number of Shares and Type of Option. Each Option Agreement shall specify the number of shares of Stock to which it pertains and whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option; provided that:

        i. the amount of Stock that may be reserved pursuant to the exercise of Options granted to any person shall not exceed 50,000 shares of Stock and the amount of Stock that may be reserved pursuant to the exercise of Incentive Stock Options granted to any person shall not exceed 50,000 shares of Stock;

        ii. the aggregate fair market value (determined at the Date of Grant, as defined below) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year granted under this Plan and all other Incentive Stock Option plans of the Company shall not exceed $100,000, or such other limit as may be prescribed by the Code as it may be amended from time to time (the "Annual Limit"); and

        iii. any portion of an Option which exceeds the Annual Limit shall not be void but rather shall be a Non-Qualified Stock Option.

     b. Date of Grant. Each Option Agreement shall state the date the Committee has deemed to be the effective date of the Option for purposes of this Plan (the "Date of Grant").

     c. Option Price. Each Option Agreement shall state the price per Common Share at which it is exercisable. The Committee shall act in good faith to establish the exercise price in accordance with Applicable Laws; provided that:

        i. the per share exercise price for an Option shall not be less than the fair market value per Common Share at the Date of Grant as determined by the Committee in good faith;

        ii. with respect to Incentive Stock Options granted to greater-than-ten percent (>10%) shareholders of the Company (as determined with reference to Section 424(d) of the Code), the exercise price per share shall not be less than one hundred ten percent (110%) of the fair market value at the Date of Grant as determined by the Committee in good faith;

     d. Vesting and Duration. All Options granted under this Plan shall be exercisable after one (1) year from the Date of Grant, and shall expire ten (10) years from of the Date of Grant with the exception of Incentive Stock Options granted to Ten Percent Holders, which shall expire five (5) years from the Date of Grant.

     e. Termination

        i. To the extent not previously exercised, Options shall terminate upon the occurrence of the first of the following events:

           1. the expiration of the Option

           2. the date an Optionee's employment or contractual relationship with the Company is terminated for cause (as determined by the Committee, acting reasonably);

           3. the expiration of 30 days from the date of an Optionee's employment or contractual relationship with the Company is terminated for any reason whatsoever other than cause, death or Disability (as defined below); or

           4. the expiration of one year from termination of an Optionee's employment or contractual relationship by reason of death, or the expiration of six months from termination of an Optionee's employment or contractual relationship by reason of Disability (as defined below).

        ii. Notwithstanding clause (e)(i) above, any Options that have been granted to the Optionee in the Optionee's capacity as a Director shall terminate upon the occurrence of the first of the following events:

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           1. the expiration of the Option

           2. the date of an Optionee is removed as a director for cause (as determined by the Committee, acting reasonably);

           3. the expiration of one year from the date of the death of the Optionee, or six (6) months from cessation of the Optionee's service as a director of the Company by reason of Disability (as defined below); and

           4. the expiration of 30 days from the date the Optionee ceases to serve as a director of the Company unless the Optionee continues to be engaged by the Company as an Employee, officer or consultant and in such case, the terms of the Option shall be governed by the provisions of clause (e)(i) of this section.

        iii. Upon the death of an Optionee, any vested Options held by the Optionee shall be exercisable only by the person or persons to whom such Optionee's rights under such Option shall pass by the Optionee's will or by the laws of descent and distribution of the Optionee's domicile at the time of death and only until such Options terminate as provided above.

        iv. For purposes of the Plan, unless otherwise defined in the Option Agreement, "Disability" shall mean medically determinable physical or mental disability which no accommodation otherwise required under the Americans with Disabilities Act can be made and which has lasted or can be expected to last for a continuous period of not less than twelve (12) months or that can be expected to result in death. The Committee shall determine whether an Optionee has incurred a Disability on the basis of medical evidence acceptable to the Committee. Upon making a determination of Disability, the Committee shall, for purposes of the Plan, determine the date of an Optionee's termination of employment or contractual relationship.

        v. For purposes of this Plan, Employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Committee), but under no circumstances beyond the first ninety (90) days of such leave, unless the Optionee's re-employment rights are guaranteed by statute or by contract.

     f. Exercise of Options.

        i. Options shall be exercisable, in full or in part, at any time after one year from the Date of Grant until termination. If less than all of the shares of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. Only whole shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) share, it is unexercisable.

        ii. Options or portions thereof may be exercised by giving written notice to the Company, which notice shall specify the number of shares to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Stock so purchased, which payment shall be in the form specified in paragraph (g) below in this section. The Company shall not be obligated to issue, transfer or deliver a certificate representing Stock to the Holder of any Option, until provision has been made by the Holder, to the satisfaction of the Company, for the payment of the aggregate exercise price for all shares for which the Option shall have been exercised and for satisfaction of any tax withholding obligations associated with such exercise. During the lifetime of an Optionee, Options are exercisable only by the Optionee.

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
     g. Payment upon Exercise of Option.

Upon the exercise of any Option, the aggregate exercise price shall be paid to the Company in cash, certified or cashier's check, or such other payment method acceptable to the Company. In addition, if pre-approved in writing by the Committee, which may arbitrarily withhold consent, the Holder may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

        i. by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly sell a sufficient portion of the Stock and deliver directly to the Company the amount of sale proceeds necessary to pay the exercise price ("cashless exercise"); or

        ii. by complying with any other payment mechanism approved by the Committee at the time of exercise.

     h. No Rights as a Shareholder. A Holder shall have no rights as a shareholder with respect to any Stock covered by an Option until such Holder becomes a record holder of such Stock, irrespective of whether such Holder has given notice of exercise. Subject to the provisions of paragraph (k) in this section, no rights shall accrue to a Holder and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Stock for which the record date is prior to the date the Holder becomes a record holder of the Stock covered by the Option, irrespective of whether such Holder has given notice of exercise.

     i. Non-transferability of Options. Options granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will, by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void.

     j. Securities Regulation and Tax Withholding

        i. Stock shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Stock shall comply with all Applicable Laws, and such issuance shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from prospectus and registration requirements for the issuance and sale of such Stock. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any Stock under this Plan, or the unavailability of an exemption from prospectus and registration requirements for the issuance and sale of any Stock under this Plan, shall relieve the Company of any liability with respect to the non-issuance or sale of such Stock.

        ii. By accepting an Option, the Optionee represents and agrees that none of the Stock purchased upon exercise of the Option will be distributed in violation of any Applicable Laws. As a condition to the exercise of an Option,

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
the Committee may require the Holder to represent and warrant in writing at the time of such exercise that the Stock is being purchased only for investment and without then-present intention to sell or distribute such Stock. If necessary under Applicable Laws, the Committee may cause a stop-transfer order against such Stock to be placed on the stock books and records of the Company, and a legend indicating that such Stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any Applicable Laws, may be stamped on the certificates representing such Stock in order to assure an exemption from registration. The Committee also may require such other documentation as may from time to time be necessary to comply with applicable securities laws. THE COMPANY HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE COMMON SHARES ISSUABLE UPON THE EXERCISE OF OPTIONS.

        iii. Unless other arrangements are made, the Holder shall be responsible for the payment of all federal, state, local and foreign withholding taxes related to the exercise of an Option, and the Company shall have the Holder sign an acknowledgment of that responsibility. The Company shall, however, assess to, and/or withhold from, the Holder any taxes that the Company is legally required to assess or withhold, including but not limited to FICA.

     k. Adjustments Upon Changes In Capitalization

        i. The aggregate number and class of shares for which Options may be granted under this Plan, the number and class of shares covered by each outstanding Option, and the exercise price per share thereof (but not the total price), and each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued Stock of the Company resulting from:

           1. a subdivision or consolidation of shares or any like capital adjustment, or

           2. the issuance of any Stock, or securities exchangeable for or convertible into Stock, to the holders of all or substantially all of the outstanding Stock by way of a stock dividend (other than the issue of Stock, or securities exchangeable for or convertible into Stock, to holders of Stock pursuant to their exercise of options to receive dividends in the form of Stock, or securities convertible into Stock, in lieu of dividends paid in the ordinary course on the Stock).

        ii. Except as provided in sub-paragraph (iii) of this section hereof, upon a merger (other than a merger of the Company in which the holders of Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere re-incorporation or the creation of a holding corporation) or liquidation of the Company, as a result of which the shareholders of the Company, receive cash, shares or other property in exchange for or in connection with their Stock, any Option granted hereunder shall terminate, but the Holder shall have the right to exercise such Holder's vested Option immediately prior to any such merger, consolidation, acquisition of property or shares, separation, reorganization or liquidation, and to be treated as a shareholder of record for the purposes thereof, to the extent the vesting requirements set forth in the Option Agreement have been satisfied.

        iii. If the shareholders of the Company receive shares in the capital of another corporation ("Exchange Shares") in exchange for their Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Stock immediately prior to the merger have the same proportionate ownership of Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or shares, separation or reorganization (other than a mere re-incorporation or the creation of a holding corporation), all Options granted hereunder shall be converted into options to purchase Exchange Shares unless the Company and the corporation issuing the Exchange Shares, in their sole discretion, determine that any or all such Options granted hereunder shall not be converted into options to purchase Exchange Shares but instead shall terminate in accordance with, and subject to the Holder's right to exercise the Holder's Options pursuant to, the provisions of sub-paragraph (ii) of this section. The amount and price of converted options shall be determined by adjusting the amount and price of the Options granted hereunder in the same proportion as used for determining the number of Exchange Shares the holders of the Stock receive in such merger, consolidation, acquisition or property or stock, separation or reorganization. Unless accelerated by the Board, the vesting schedule set forth in the Option Agreement shall continue to apply to the options granted for the Exchange Shares.

        iv. In the event of any adjustment in the amount of Stock covered by any Option, any fractional shares resulting from such adjustment shall be disregarded and each such Option shall cover only the number of full shares resulting from such adjustment.

        v. All adjustments pursuant to this section shall be made by the Committee, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

        vi. The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

6. EFFECTIVE DATE; AMENDMENT; SHAREHOLDER APPROVAL

     a. Options may be granted by the Committee from time to time on or after the Effective Date.

     b. Unless sooner terminated by the Board, this Plan shall terminate on the tenth anniversary of the Effective Date. No Option may be granted after such termination or during any suspension of this Plan.

     c. Any Incentive Stock Options granted by the Committee prior to the ratification of this Plan by the shareholders of the Company shall be granted subject to approval of this Plan by the holders of a majority of the Company's outstanding voting shares within twelve (12) months before or after the Effective Date. If such shareholder approval is sought and not obtained, all such Incentive Stock Options granted prior thereto and thereafter shall be considered Non-Qualified Stock Options and any such Incentive Stock Options granted to Covered Employees will not be eligible for the exclusion set forth in
Section 162(m) of the Code with respect to the deductibility by the Company of certain compensation.

7. NO OBLIGATIONS TO EXERCISE OPTION

The grant of an Option shall impose no obligation upon the Optionee to exercise such Option.

8. NO RIGHT TO OPTIONS OR TO EMPLOYMENT

Whether or not any Options are to be granted under this Plan shall be exclusively within the discretion of the Committee, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan. The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Company, express or implied, that the Company will employ or contract with an Optionee for any length of time, nor shall it interfere in any way with the Company's right to terminate Optionee's employment at any time, which right is hereby reserved.

9. APPLICATION OF FUNDS

The proceeds received by the Company from the sale of Stock issued upon the exercise of Options shall be used for general corporate purposes, unless otherwise directed by the Board.

10. INDEMNIFICATION OF COMMITTEE

In addition to all other rights of indemnification they may have as members of the Board, members of the Committee shall be indemnified by the Company for all reasonable expenses and liabilities of any type or nature, including attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this Plan or any Option granted under this Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Company), except to the extent that such expenses relate to matters for which it is adjudged that such Committee member is liable for willful misconduct; provided, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Committee member involved therein shall, in writing, notify the Company of such action, suit or proceeding, so that the Company may have the opportunity to make appropriate arrangements to prosecute or defend the same.

11. AMENDMENT OF PLAN

The Committee may, at any time, modify, amend or terminate this Plan or modify or amend Options granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with the Applicable Laws. The Committee may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Committee may consider necessary for the Company to comply with or to avail the Company and/or the Optionees of the benefits of any securities, tax, market listing or other administrative or regulatory requirements.








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